                                                    Exhibit 99.2
---------------------------------------------------------------------------
                                                    Monthly Operating Report

  -----------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.               ACCRUAL BASIS
  -----------------------------------------

  -----------------------------------------
  CASE NUMBER: 400-42142-BJH-11                     02/13/95, RWD, 2/96
  -----------------------------------------

  -----------------------------------------
  JUDGE: BARBARA J. HOUSER

  -----------------------------------------

                    UNITED STATES BANKRUPTCY COURT

                      NORTHERN DISTRICT OF TEXAS

                            SIXTH DIVISION

                       MONTHLY OPERATING REPORT

                     MONTH ENDING: APRIL 30, 2001


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

  RESPONSIBLE PARTY:


  /s/ Drew Keith                                               CHIEF FINANCIAL OFFICER
  ------------------------------------------------             ------------------------------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                      TITLE

  DREW KEITH                                                                           05/17/01
  ------------------------------------------------             ------------------------------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                                                      DATE

  PREPARER:

  /s/ Kevin K. Craig                                           CONTROLLER, KITTY HAWK INC.
  ------------------------------------------------             ------------------------------------------------------
  ORIGINAL SIGNATURE OF PREPARER                                               TITLE

  KEVIN K. CRAIG                                                                       05/17/01
  ------------------------------------------------             ------------------------------------------------------
  PRINTED NAME OF PREPARER                                                               DATE

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

   ----------------------------------------
   CASE NAME: KITTY HAWK AIRCARGO, INC.                   ACCRUAL BASIS-1
   ----------------------------------------

   ----------------------------------------
   CASE NUMBER: 400-42142-BJH-11                  02/13/95, RWD, 2/96
   ----------------------------------------


   ----------------------------------------

   COMPARATIVE BALANCE SHEET

 ----------------------------------------------------------------------------------------------------------------------------------
                                                     SCHEDULE                     MONTH                MONTH               MONTH
                                                                        ------------------------------------------------------------
   ASSETS                                             AMOUNT                       APRIL, 2001
   ---------------------------------------------------------------------------------------------------------------------------------
   1.      UNRESTRICTED CASH                              $     16,904               $     22,224
   ---------------------------------------------------------------------------------------------------------------------------------
   2.      RESTRICTED CASH                                $          0               $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   3.      TOTAL CASH                                     $     16,904               $     22,224                $0             $0
   ---------------------------------------------------------------------------------------------------------------------------------
   4.      ACCOUNTS RECEIVABLE (NET)                      $ 29,303,045               $ 13,687,878
   ---------------------------------------------------------------------------------------------------------------------------------
   5.      INVENTORY                                      $  1,508,508               $  2,165,645
   ---------------------------------------------------------------------------------------------------------------------------------
   6.      NOTES RECEIVABLE                               $          0               $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   7.      PREPAID EXPENSES                               $  2,294,717               $  8,030,768
   ---------------------------------------------------------------------------------------------------------------------------------
   8.      OTHER (ATTACH LIST)                            $111,256,463               ($29,310,846)
   ---------------------------------------------------------------------------------------------------------------------------------
   9.      TOTAL CURRENT ASSETS                           $144,379,636                ($5,404,331)               $0             $0
   ---------------------------------------------------------------------------------------------------------------------------------
   10.     PROPERTY, PLANT & EQUIPMENT                    $166,772,560               $206,224,597
   ---------------------------------------------------------------------------------------------------------------------------------
   11.     LESS: ACCUMULATED
           DEPRECIATION / DEPLETION                       $          0               $ 57,205,048
   ---------------------------------------------------------------------------------------------------------------------------------
   12.     NET PROPERTY, PLANT &
           EQUIPMENT                                      $166,772,560               $149,019,549                $0             $0
   ---------------------------------------------------------------------------------------------------------------------------------
   13.     DUE FROM INSIDERS
   ---------------------------------------------------------------------------------------------------------------------------------
   14.     OTHER ASSETS - NET OF
           AMORTIZATION (ATTACH LIST)                     $          0               $  2,321,000
   ---------------------------------------------------------------------------------------------------------------------------------
   15.     OTHER (ATTACH LIST)                            $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   16.     TOTAL ASSETS                                   $311,152,196               $145,936,218                $0             $0
   ---------------------------------------------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   ---------------------------------------------------------------------------------------------------------------------------------
   17.     ACCOUNTS PAYABLE                                                          $  1,270,565
   ---------------------------------------------------------------------------------------------------------------------------------
   18.     TAXES PAYABLE                                                             $     26,000
   ---------------------------------------------------------------------------------------------------------------------------------
   19.     NOTES PAYABLE                                                             $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   20.     PROFESSIONAL FEES                                                         $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   21.     SECURED DEBT                                                              $  7,758,945
   ---------------------------------------------------------------------------------------------------------------------------------
   22.     OTHER (ATTACH LIST)                                                       $  2,439,660
   ---------------------------------------------------------------------------------------------------------------------------------
   23.     TOTAL POSTPETITION
           LIABILITIES                                                               $ 11,495,170                $0             $0
   ---------------------------------------------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
   ---------------------------------------------------------------------------------------------------------------------------------
   24.     SECURED DEBT                                                              $ 24,850,000
   ---------------------------------------------------------------------------------------------------------------------------------
   25.     PRIORITY DEBT                                  $  2,177,962               $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   26.     UNSECURED DEBT                                 $184,252,878               $ 30,274,523
   ---------------------------------------------------------------------------------------------------------------------------------
   27.     OTHER (ATTACH LIST)                            $          0               $ 19,986,455
   ---------------------------------------------------------------------------------------------------------------------------------
   28.     TOTAL PREPETITION LIABILITIES                  $186,430,840               $ 75,110,978                $0             $0
   ---------------------------------------------------------------------------------------------------------------------------------
   29.     TOTAL LIABILITIES                              $186,430,840               $ 86,606,148                $0             $0
   ---------------------------------------------------------------------------------------------------------------------------------
   EQUITY
   ---------------------------------------------------------------------------------------------------------------------------------
   30.     PREPETITION OWNERS' EQUITY                                                $ 69,645,449
   ---------------------------------------------------------------------------------------------------------------------------------
   31.     POSTPETITION CUMULATIVE
           PROFIT OR (LOSS)                                                          ($10,315,379)
   ---------------------------------------------------------------------------------------------------------------------------------
   32.     DIRECT CHARGES TO EQUITY
           (ATTACH EXPLANATION)                                                      $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   33.     TOTAL EQUITY                                   $          0               $ 59,330,070                $0             $0
   ---------------------------------------------------------------------------------------------------------------------------------
   34.     TOTAL LIABILITIES &
           OWNERS' EQUITY                                 $186,430,840               $145,936,218                $0             $0
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                     $          0                $0             $0
   ---------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

  ---------------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.               ACCRUAL BASIS-2
  ---------------------------------------------

  ---------------------------------------------
  CASE NUMBER: 400-42142-BJH-11                         02/13/95, RWD, 2/96
  ---------------------------------------------

  ---------------------------------------------
  INCOME STATEMENT
  --------------------------------------------------------------------------------------------------------------------------------
                                                                 MONTH             MONTH          MONTH                QUARTER
                                                            --------------------------------------------------
  REVENUES                                                    APRIL, 2001                                               TOTAL
  --------------------------------------------------------------------------------------------------------------------------------
  1.       GROSS REVENUES                                     $  9,306,801                                           $  9,306,801
  --------------------------------------------------------------------------------------------------------------------------------
  2.       LESS: RETURNS & DISCOUNTS                          $          0                                           $          0
  --------------------------------------------------------------------------------------------------------------------------------
  3.       NET REVENUE                                        $  9,306,801             $0                $0          $  9,306,801
  --------------------------------------------------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  --------------------------------------------------------------------------------------------------------------------------------
  4.       MATERIAL                                           $          0                                           $          0
  --------------------------------------------------------------------------------------------------------------------------------
  5.       TOTAL CASH                                         $          0                                           $          0
  --------------------------------------------------------------------------------------------------------------------------------
  6.       DIRECT OVERHEAD                                    $          0                                           $          0
  --------------------------------------------------------------------------------------------------------------------------------
  7.       TOTAL COST OF GOODS SOLD                           $          0             $0                $0          $          0
  --------------------------------------------------------------------------------------------------------------------------------
  8.       GROSS PROFIT                                       $  9,306,801             $0                $0          $  9,306,801
  --------------------------------------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  --------------------------------------------------------------------------------------------------------------------------------
  9.       OFFICER / INSIDER COMPENSATION                     $     58,334                                           $     58,334
  --------------------------------------------------------------------------------------------------------------------------------
  10.      SELLING & MARKETING                                $         0                                            $          0
  --------------------------------------------------------------------------------------------------------------------------------
  11.      GENERAL & ADMINISTRATIVE                           $    589,372                                           $    589,372
  --------------------------------------------------------------------------------------------------------------------------------
  12.      RENT & LEASE                                       $  2,228,871                                           $  2,228,871
  --------------------------------------------------------------------------------------------------------------------------------
  13.      OTHER (ATTACH LIST)                                $ 10,628,559                                           $ 10,628,559
  --------------------------------------------------------------------------------------------------------------------------------
  14.      TOTAL OPERATING EXPENSES                           $ 13,505,136             $0                $0          $ 13,505,136
  --------------------------------------------------------------------------------------------------------------------------------
  15.      INCOME BEFORE NON-OPERATING
           INCOME & EXPENSE                                    ($4,198,335)            $0                $0           ($4,198,335)
  --------------------------------------------------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSES
  --------------------------------------------------------------------------------------------------------------------------------
  16.      NON-OPERATING INCOME (ATT. LIST)                       ($10,310)                                              ($10,310)
  --------------------------------------------------------------------------------------------------------------------------------
  17.      NON-OPERATING EXPENSE (ATT. LIST)                  $          0                                           $          0
  --------------------------------------------------------------------------------------------------------------------------------
  18.      INTEREST EXPENSE                                   $    288,049                                           $    288,049
  --------------------------------------------------------------------------------------------------------------------------------
  19.      DEPRECIATION / DEPLETION                           $    111,534                                           $    111,534
  --------------------------------------------------------------------------------------------------------------------------------
  20.      AMORTIZATION                                       $          0                                           $          0
  --------------------------------------------------------------------------------------------------------------------------------
  21.      OTHER (ATTACH LIST)                                 ($4,225,399)                                           ($4,225,399)
  --------------------------------------------------------------------------------------------------------------------------------
  22.      NET OTHER INCOME & EXPENSES                         ($3,836,126)            $0                $0           ($3,836,126)
  --------------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  --------------------------------------------------------------------------------------------------------------------------------
  23.      PROFESSIONAL FEES                                  $          0                                           $          0
  --------------------------------------------------------------------------------------------------------------------------------
  24.      U.S. TRUSTEE FEES                                  $          0                                           $          0
  --------------------------------------------------------------------------------------------------------------------------------
  25.      OTHER (ATTACH LIST)                                $          0                                           $          0
  --------------------------------------------------------------------------------------------------------------------------------
  26.      TOTAL REORGANIZATION EXPENSES                      $          0             $0                $0          $          0
  --------------------------------------------------------------------------------------------------------------------------------
  27.      INCOME TAX                                            ($144,883)                                             ($144,883)
  --------------------------------------------------------------------------------------------------------------------------------
  28.      NET PROFIT (LOSS)                                     ($217,326)            $0                $0             ($217,326)
  --------------------------------------------------------------------------------------------------------------------------------
                                                              $          0

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -------------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.               ACCRUAL BASIS-3
  -------------------------------------------

  -------------------------------------------
  CASE NUMBER: 400-42142-BJH-11                         02/13/95, RWD, 2/96
  -------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                                    MONTH            MONTH           MONTH           QUARTER
                                                               -------------------------------------------------
  DISBURSEMENTS                                                     APRIL, 2001                                          TOTAL
  ----------------------------------------------------------------------------------------------------------------------------------
  1.     CASH - BEGINNING OF MONTH                                 $      21,824       $22,224         $22,224       $      21,824
  ----------------------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  ----------------------------------------------------------------------------------------------------------------------------------
  2.     CASH SALES                                                $           0                                     $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  ----------------------------------------------------------------------------------------------------------------------------------
  3.     PREPETITION                                               $           0                                     $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  4.     TOTAL CASH                                                $  14,878,699                                     $  14,878,699
  ----------------------------------------------------------------------------------------------------------------------------------
  5.     TOTAL OPERATING RECEIPTS                                  $  14,878,699       $     0         $     0       $  14,878,699
  ----------------------------------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  ----------------------------------------------------------------------------------------------------------------------------------
  6.     LOANS & ADVANCES (ATTACH LIST)                            $           0                                     $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  7.     SALE OF ASSETS                                            $           0                                     $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  8.     OTHER (ATTACH LIST)                                        ($14,878,299)                                     ($14,878,299)
  ----------------------------------------------------------------------------------------------------------------------------------
  9.     TOTAL NON-OPERATING RECEIPTS                               ($14,878,299)      $     0         $     0        ($14,878,299)
  ----------------------------------------------------------------------------------------------------------------------------------
  10.    TOTAL RECEIPTS                                            $         400       $     0         $     0       $         400
  ----------------------------------------------------------------------------------------------------------------------------------
  11.    TOTAL CASH AVAILABLE                                      $      22,224       $22,224         $22,224       $      22,224
  ----------------------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  ----------------------------------------------------------------------------------------------------------------------------------
  12.    NET PAYROLL                                               $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  13.    PAYROLL TAXES PAID                                        $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  14.    SALES, USE & OTHER TAXES PAID                             $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  15.    SECURED / RENTAL / LEASES                                 $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  16.    UTILITIES                                                 $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  17.    INSURANCE                                                 $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  18.    INVENTORY PURCHASES                                       $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  19.    VEHICLE EXPENSES                                          $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  20.    TRAVEL                                                    $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  21.    ENTERTAINMENT                                             $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  22.    REPAIRS & MAINTENANCE                                     $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  23.    SUPPLIES                                                  $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  24.    ADVERTISING                                               $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                                       $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  26.    TOTAL OPERATING DISBURSEMENTS                             $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------------------------------------
  27.    PROFESSIONAL FEES                                         $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  28.    U.S. TRUSTEE FEES                                         $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  29.    OTHER (ATTACH LIST)                                       $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  30.    TOTAL REORGANIZATION EXPENSES                             $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  31.    TOTAL DISBURSEMENTS                                       $           0       $     0         $     0       $           0
  ----------------------------------------------------------------------------------------------------------------------------------
  32.    NET CASH FLOW                                             $         400       $     0         $     0       $         400
  ----------------------------------------------------------------------------------------------------------------------------------
  33.    CASH - END OF MONTH                                       $      22,224       $22,224         $22,224       $      22,224
  ----------------------------------------------------------------------------------------------------------------------------------

================================================================================
--------------------------------------------------------------------------------

                                                       Monthly Operating Report

   --------------------------------------------
   CASE NAME:  KITTY HAWK AIRCARGO, INC.             ACCRUAL BASIS-4
   --------------------------------------------

   --------------------------------------------
   CASE NUMBER:  400-42142-BJH-11                      02/13/95, RWD, 2/96
   --------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
                                                                        SCHEDULE            MONTH           MONTH          MONTH
                                                                                     --------------------------------------------
   ACCOUNTS  RECEIVABLE  AGING                                          AMOUNT               APRIL, 2001
   ------------------------------------------------------------------------------------------------------------------------------
   1.      0-30                                                         $27,808,237        $ 8,754,678
   ------------------------------------------------------------------------------------------------------------------------------
   2.      31-60                                                        $   648,873        $ 1,089,515
   ------------------------------------------------------------------------------------------------------------------------------
   3.      61-90                                                        $   923,454        $   440,908
   ------------------------------------------------------------------------------------------------------------------------------
   4.      91+                                                             ($77,519)       $ 1,359,388
   ------------------------------------------------------------------------------------------------------------------------------
   5.      TOTAL ACCOUNTS RECEIVABLE                                    $29,303,045        $11,644,489       $0           $0
   ------------------------------------------------------------------------------------------------------------------------------
   6.      TOTAL CASH
   ------------------------------------------------------------------------------------------------------------------------------
   7.      ACCOUNTS RECEIVABLE (NET)                                    $29,303,045        $11,644,489       $0           $0
   ------------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   AGING OF POSTPETITION TAXES AND PAYABLES                                        MONTH: APRIL, 2001
                                                                                          ---------------------------------------
   ------------------------------------------------------------------------------------------------------------------------------
                                                         0-30              31-60           61-90            91+
   TAXES PAYABLE                                        DAYS               DAYS            DAYS            DAYS            TOTAL
   ------------------------------------------------------------------------------------------------------------------------------
   1.      FEDERAL                                      $     0          $     0          $    0        $      0      $        0
   ------------------------------------------------------------------------------------------------------------------------------
   2.      STATE                                        $26,000          $     0          $    0        $      0      $   26,000
   ------------------------------------------------------------------------------------------------------------------------------
   3.      LOCAL                                                         $     0          $    0        $      0      $        0
   ------------------------------------------------------------------------------------------------------------------------------
   4.      OTHER (ATTACH LIST)                                           $     0          $    0        $      0      $        0
   ------------------------------------------------------------------------------------------------------------------------------
   5.      TOTAL TAXES PAYABLE                          $26,000          $     0          $    0        $      0      $   26,000
   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
   6.      ACCOUNTS PAYABLE                             $569,519        ($99,674)         $7,441        $793,279      $1,270,565
   ------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------
   STATUS OF POSTPETITION TAXES                                                           MONTH: APRIL, 2001
                                                                                                 ---------------------------------
   -------------------------------------------------------------------------------------------------------------------------------
                                                                        BEGINNING         AMOUNT                         ENDING
                                                                          TAX          WITHHELD AND/      AMOUNT          TAX
   FEDERAL                                                             LIABILITY*       0R ACCRUED         PAID        LIABILITY
   -------------------------------------------------------------------------------------------------------------------------------
   1.      WITHHOLDING**                                                 $     0        $1,071,649      $1,071,649       $     0
   -------------------------------------------------------------------------------------------------------------------------------
   2.      FICA-EMPLOYEE**                                               $     0                                         $     0
   -------------------------------------------------------------------------------------------------------------------------------
   3.      FICA-EMPLOYER**                                               $     0                                         $     0
   -------------------------------------------------------------------------------------------------------------------------------
   4.      UNEMPLOYMENT                                                  $     0                                         $     0
   -------------------------------------------------------------------------------------------------------------------------------
   5.      INCOME                                                        $     0        $        0      $        0       $     0
   -------------------------------------------------------------------------------------------------------------------------------
   6.      OTHER (ATTACH LIST)                                           $     0                                         $     0
   -------------------------------------------------------------------------------------------------------------------------------
   7.      TOTAL FEDERAL TAXES                                           $     0        $1,071,649      $1,071,649       $     0
   -------------------------------------------------------------------------------------------------------------------------------
   STATE AND LOCAL
   -------------------------------------------------------------------------------------------------------------------------------
   8.      WITHHOLDING                                                   $     0                                         $     0
   -------------------------------------------------------------------------------------------------------------------------------
   9.      SALES                                                         $     0                                         $     0
   -------------------------------------------------------------------------------------------------------------------------------
   10.     EXCISE                                                        $31,000        $   26,000      $   31,000       $26,000
   -------------------------------------------------------------------------------------------------------------------------------
   11.     UNEMPLOYMENT                                                  $     0                                         $     0
   -------------------------------------------------------------------------------------------------------------------------------
   12.     REAL PROPERTY                                                 $     0                                         $     0
   -------------------------------------------------------------------------------------------------------------------------------
   13.     PERSONAL PROPERTY                                             $     0        $        0      $        0       $     0
   -------------------------------------------------------------------------------------------------------------------------------
   14.     OTHER (ATTACH LIST)                                           $     0                                         $     0
   -------------------------------------------------------------------------------------------------------------------------------
   15.     TOTAL STATE & LOCAL                                           $31,000        $   26,000      $   31,000       $26,000
   -------------------------------------------------------------------------------------------------------------------------------
   16.     TOTAL TAXES                                                   $31,000        $1,097,649      $1,102,649       $26,000
   -------------------------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

-------------------------------------------------------------------------------

                                                       Monthly Operating Report

  ---------------------------------------------
  CASE NAME:  KITTY HAWK AIRCARGO, INC.            ACCRUAL BASIS-5
  ---------------------------------------------

  ---------------------------------------------
  CASE NUMBER:  400-42142-BJH-11                       02/13/95, RWD, 2/96
  ---------------------------------------------


  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


          TOTAL CASH                                                            MONTH: APRIL, 2001
                                                                                       ---------------------------------------------
  -------------------------------------------
  BANK  RECONCILIATIONS
                                                 Account #1             Account #2            Account #3
  ----------------------------------------------------------------------------------------------------------------------------------
  A.      BANK:                                    Bank One
  ----------------------------------------------------------------------------------------------------------------------------------
  B.      ACCOUNT NUMBER:                          100130152                                                           TOTAL
  ----------------------------------------------------------------------------------------------------------------------------------
  C.      PURPOSE (TYPE):                       Operating Account
  ----------------------------------------------------------------------------------------------------------------------------------
  1.   BALANCE PER BANK STATEMENT                              $0                                                          $0
  ----------------------------------------------------------------------------------------------------------------------------------
  2.   ADD: TOTAL DEPOSITS NOT CREDITED                        $0                                                          $0
  ----------------------------------------------------------------------------------------------------------------------------------
  3.   SUBTRACT: OUTSTANDING CHECKS                            $0                                                          $0
  ----------------------------------------------------------------------------------------------------------------------------------
  4.   OTHER RECONCILING ITEMS                                 $0                                                          $0
  ----------------------------------------------------------------------------------------------------------------------------------
  5.   MONTH END BALANCE PER BOOKS                             $0               $0                    $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------------
  6.   NUMBER OF LAST CHECK WRITTEN
  ----------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------
  INVESTMENT ACCOUNTS
  -------------------------------------------
  ----------------------------------------------------------------------------------------------------------------------------------
                                                             DATE OF          TYPE OF              PURCHASE              CURRENT
  BANK, ACCOUNT NAME & NUMBER                               PURCHASE        INSTRUMENT               PRICE                VALUE
  ----------------------------------------------------------------------------------------------------------------------------------
  7.
  ----------------------------------------------------------------------------------------------------------------------------------
  8.
  ----------------------------------------------------------------------------------------------------------------------------------
  9.
  ----------------------------------------------------------------------------------------------------------------------------------
  10.
  ----------------------------------------------------------------------------------------------------------------------------------
  11.  TOTAL INVESTMENTS                                                                              $0              $     0
  ----------------------------------------------------------------------------------------------------------------------------------

  CASH
  ----------------------------------------------------------------------------------------------------------------------------------
  12.  CURRENCY ON HAND                                                                                               $22,224
  ----------------------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------------------------
  13.  TOTAL CASH  -  END OF MONTH                                                                                    $22,224
  ----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

  ---------------------------------------------
  CASE NAME:  KITTY HAWK AIRCARGO, INC.            ACCRUAL BASIS-6
  ---------------------------------------------

  ---------------------------------------------
  CASE NUMBER:  400-42142-BJH-11                      02/13/95, RWD, 2/96
  ---------------------------------------------

                                                      MONTH:  APRIL, 2001

  ----------------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  ----------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
  CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, USING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS NECESSARY.

 -----------------------------------------------------------------------------
                                                     INSIDERS
  --------------------------------------------------------------------------------------------------
                                             TYPE OF              AMOUNT            TOTAL PAID
                NAME                         PAYMENT               PAID               TO DATE
  --------------------------------------------------------------------------------------------------
  1.   Clark Stevens                         Salary              $31,667             $249,583
  --------------------------------------------------------------------------------------------------
  2.   Donny Scott                           Salary              $26,667             $198,333
  --------------------------------------------------------------------------------------------------
  3.   Susan Hawley                          Salary              $     0             $ 41,667
  --------------------------------------------------------------------------------------------------
  4.
  --------------------------------------------------------------------------------------------------
  5.
  --------------------------------------------------------------------------------------------------
  6.   TOTAL  PAYMENTS
       TO  INSIDERS                                              $58,334             $489,583
  --------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------------
                                                              PROFESSIONALS
  --------------------------------------------------------------------------------------------------------------------------------
                                          DATE OF COURT                                                                    TOTAL
                                        ORDER AUTHORIZING         AMOUNT              AMOUNT           TOTAL PAID        INCURRED
                     NAME                    PAYMENT             APPROVED              PAID              TO DATE         & UNPAID*
  ---------------------------------------------------------------------------------------------------------------------------------
  1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
  ---------------------------------------------------------------------------------------------------------------------------------
  2.
  ---------------------------------------------------------------------------------------------------------------------------------
  3.
  ---------------------------------------------------------------------------------------------------------------------------------
  4.
  ---------------------------------------------------------------------------------------------------------------------------------
  5.
  ---------------------------------------------------------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO PROFESSIONALS                                                $0                 $0                   $0              $0
  ---------------------------------------------------------------------------------------------------------------------------------

  *    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  ------------------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
  PROTECTION PAYMENTS
  ------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------------
                                                                SCHEDULED           AMOUNTS
                                                                 MONTHLY             PAID                TOTAL
                                                                PAYMENTS            DURING               UNPAID
                        NAME OF CREDITOR                           DUE               MONTH            POSTPETITION
  ---------------------------------------------------------------------------------------------------------------------
  1.   PEGASUS                                                 $  403,000         $  403,000                   $0
  ---------------------------------------------------------------------------------------------------------------------
  2.   REPUBLIC                                                $  269,166         $  269,166                   $0
  ---------------------------------------------------------------------------------------------------------------------
  3.   PROVIDENT                                               $  125,000         $  125,000                   $0
  ---------------------------------------------------------------------------------------------------------------------
  4.   COAST BUSINESS                                          $  262,000         $  262,000                   $0
  ---------------------------------------------------------------------------------------------------------------------
  5.   WELLS FARGO                                             $2,250,000         $2,250,000                   $0
  ---------------------------------------------------------------------------------------------------------------------
  6.   TOTAL                                                   $3,309,166         $3,309,166                   $0
  ---------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  --------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.               ACCRUAL  BASIS-7
  --------------------------------------

  --------------------------------------
  CASE NUMBER: 400-42142-BJH-11                         02/13/95, RWD, 2/96
  --------------------------------------

                                                      MONTH: APRIL, 2001
                                                             -------------------

  --------------------------
  QUESTIONNAIRE
  --------------------------------------------------------------------------------------------------------------------
                                                                                                   YES            NO
  --------------------------------------------------------------------------------------------------------------------
  1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                           X
         THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
  --------------------------------------------------------------------------------------------------------------------
  2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                           X
         OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
  --------------------------------------------------------------------------------------------------------------------
  3.     TOTAL CASH                                                                                               X
         LOANS) DUE FROM RELATED PARTIES?
  --------------------------------------------------------------------------------------------------------------------
  4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                     X
         THIS REPORTING PERIOD?
  --------------------------------------------------------------------------------------------------------------------
  5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                         X
         DEBTOR FROM ANY PARTY?
  --------------------------------------------------------------------------------------------------------------------
  6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                             X
  --------------------------------------------------------------------------------------------------------------------
  7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                                       X
         PAST DUE?
  --------------------------------------------------------------------------------------------------------------------
  8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                         X
  --------------------------------------------------------------------------------------------------------------------
  9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                               X
  --------------------------------------------------------------------------------------------------------------------
  10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                           X
         DELINQUENT?
  --------------------------------------------------------------------------------------------------------------------
  11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                          X
         REPORTING PERIOD?
  --------------------------------------------------------------------------------------------------------------------
  12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                          X
  --------------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
  a) 1: Reverse Write-Off LHI on N901RF & N902RF for Net Gain of $32,209
  ------------------------------------------------------------------------------
  b) 4: Payments made to Flight Safety Boeing Training, in accordance with BR
  ------------------------------------------------------------------------------
        Court Order
  ------------------------------------------------------------------------------

  --------------------------
  INSURANCE
  --------------------------------------------------------------------------------------------------------------------
                                                                                                   YES            NO
  --------------------------------------------------------------------------------------------------------------------
  1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                     X
         NECESSARY INSURANCE COVERAGES IN EFFECT?
  --------------------------------------------------------------------------------------------------------------------
  2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                     X
  --------------------------------------------------------------------------------------------------------------------
  3.     PLEASE ITEMIZE POLICIES BELOW.
  --------------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------
                                                 INSTALLMENT  PAYMENTS
  --------------------------------------------------------------------------------------------------------------------
              TYPE OF                                                                                 PAYMENT AMOUNT
              POLICY                      CARRIER                        PERIOD COVERED                & FREQUENCY
  --------------------------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------------------------
         SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
  --------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  ---------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.                FOOTNOTES SUPPLEMENT
  ---------------------------------------

  ---------------------------------------
  CASE NUMBER: 400-42142-BJH-11                        ACCRUAL BASIS
  ---------------------------------------

                                              MONTH: APRIL, 2001
                                                     ---------------------------

  -------------------------------------------------------------------------------------------------------------------------------
   ACCRUAL BASIS         LINE
    FORM NUMBER         NUMBER                                  FOOTNOTE / EXPLANATION
  -------------------------------------------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------
        3                 8          All cash received into the subsidiary cash account is swept
  -------------------------------------------------------------------------------------------------------------------------------
                                       each night to Kitty Hawk, Inc. Master Account
  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------
        3                 31         All disbursements (either by wire transfer or check), including payroll, are
  -------------------------------------------------------------------------------------------------------------------------------
                                       disbursed out of the Kitty Hawk, Inc. controlled disbursement
  -------------------------------------------------------------------------------------------------------------------------------
                                       account.
  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------
        4                 6          All assessments of uncollectible accounts receivable are done
  -------------------------------------------------------------------------------------------------------------------------------
                                       at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
  -------------------------------------------------------------------------------------------------------------------------------
                                       down to Inc.'s subsidiaries as deemed necessary.
  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------
        6             Insiders       Payments to insiders include a portion of the Court approved retention
  -------------------------------------------------------------------------------------------------------------------------------
                                       payments in the month of January.
  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------
        7                 3          All insurance policies are carried in the name of Kitty Hawk, Inc. and its
  -------------------------------------------------------------------------------------------------------------------------------
                                       subsidiaries. Therefore, they are listed here accordingly.
  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------
        3                 3          The current general ledger system is not able to provide a detail of customer
  -------------------------------------------------------------------------------------------------------------------------------
                                       cash receipts segregated by prepetition and post petition accounts receivable.
  -------------------------------------------------------------------------------------------------------------------------------

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  400-42142-BJH-11


Details of Other Items                                           APRIL, 2001


ACCRUAL BASIS-1

8.    OTHER  (ATTACH  LIST)                             $        (29,310,846) Reported
                                                        --------------------
           Intercompany Receivables                              (33,824,210)
           Deposits - State Street Bank (TA Air)                   3,534,695
           Deposits - Landing & Parking                               57,000
           Deposits - Ventura Aerospace                               65,125
           Deposits - Rent                                           113,643
           Deposits - Misc                                           642,440
           Intangible - Mather                                       100,461
                                                        --------------------
           TOTAL  CASH                                           (29,310,846) Detail
                                                        --------------------
                                                                           -  Difference

14.   OTHER  (ATTACH  LIST)                             $          2,321,000  Reported
                                                        --------------------
           Deposits - Aircraft Leases                              2,321,000
           Intangible - ATAZ STC                                           0
                                                        --------------------
                                                                   2,321,000  Detail
                                                        --------------------
                                                                           -  Difference

22.   OTHER  (ATTACH  LIST)                             $          2,439,660  Reported
                                                        --------------------
           Accrued A/P                                             2,849,800
           Deposit held for ATAZ sale                                      0
           Accrued Salaries & Wages                                1,564,437
           Accrued 401K & Misc PR Deductions                         124,604
           Accrued PR Taxes (FICA)                                   114,278
           Accrued Fuel Exp                                        3,271,797
           Accrued Interest                                          203,567
           Accrued Maintenance Reserves                            1,189,585
           Accrued Fed Income Tax (Post)                          (6,878,408)
                                                        --------------------
                                                                   2,439,660  Detail
                                                        --------------------
                                                                           -  Difference

27.   OTHER (ATTACH LIST)                               $         19,986,455  Reported
                                                        --------------------
           Accrued A/P                                             5,355,693
           Accrued Maintenance Reserves                           10,267,512
           Accrued Fed Income Tax (Pre)                            3,332,363
           Accrued Taxes - Other                                         444
           FINOVA Equip Accrued                                      329,443
           Pegasus Lease Incentive                                   701,000
                                                        --------------------
                                                                  19,986,455  Detail
                                                        --------------------
                                                                           -  Difference

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  400-42142-BJH-11


Details of Other Items                                           APRIL, 2001


ACCRUAL BASIS-2

13.   OTHER (ATTACH LIST)                                                        $         10,628,559  Reported
                                                                                 --------------------
           Aircraft Expense                                                                 2,311,550
           Maintenance                                                                      2,644,668
           Fuel                                                                               255,300
           Ops Wages                                                                        2,947,158
           Ops Wages-Grnd                                                                     359,970
           Ground Handling                                                                    608,649
           Other Operating Exp                                                              1,501,264
                                                                                 --------------------
                                                                                           10,628,559  Detail

                                                                                 --------------------
                                                                                                    -  Difference

16    NON OPERATING INCOME (ATT.  LIST)                                                      ($10,310) Reported
                                                                                 --------------------
           Non-Op Income                                                                      (10,310) Detail
                                                                                 --------------------
                                                                                                    -  Difference

17    NON OPERATING EXPENSE (ATT.  LIST)                                         $                  0  Reported
                                                                                 --------------------
           Non-Op Expense                                                                           -  Detail
                                                                                 --------------------
                                                                                                    -  Difference

21    OTHER (ATTACH  LIST)                                                                ($4,225,399) Reported
                                                                                 --------------------
           (Gain)/Loss on Sale of Assets                                                      (32,209)
           Credit for Allocation of A/C Costs to KH I/C                                    (4,193,190)
                                                                                 --------------------
                                                                                           (4,225,399) Detail
                                                                                 --------------------
                                                                                                    -  Difference

ACCRUAL BASIS-3

8.    OTHER  (ATTACH  LIST)                                                               (14,878,299) Reported
                                                                                 --------------------
           Transfer to Inc - all money sweeps                                             (14,878,299) Detail
                                                                                 ---------------------
              to KH Inc. Case #400-42141                                                            -  Difference
                                                                                 ---------------------